Visionary-MS Webinar 15 August 2022 Exhibit 99.4

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Phase 2 Results Treatment of Visual Pathway Deficits In Chronic Optic Neuropathy for Assessment of Remyelination in Non-Active Relapsing MS

VISIONARY-MS STUDY Core Design Elements

Phase 2 Study: 48-Week Placebo-Control Treatment Period 2:1 Randomization (Active [15mg, 30 mg]: Placebo)



Screening
Day
D0
WEEK 6
WEEK 12
WEEK 18
WEEK 24
WEEK 30
WEEK 36
WEEK 42
WEEK 48
EOS

- Enrolled stable relapsing remitting MS participants with chronic optic neuropathy on background DMTs
- n=73 of 150 planned – study ended prematurely due to pandemic-related enrollment challenges

1° **Change in Low Contrast Letter Acuity (LCLA)**



2° **Change in modified MS Functional Composite (mMSFC)**



9HPT



SDMT



25 Feet

T25FWT



LCLA

4

https://clinicaltrials.gov/ct2/show/NCT03536559, Data on File, Clene Nanomedicine, Inc.

clene NANOMEDICINE

Baseline Demographics Showed Balanced Randomization and Clinical Profile Baseline Value mean (sd) Age (yrs) Sex n, (%) Female Race n, (%) White Weight (kg) EDSS Score Years from Dx Months Since Relapse CNM-Au8 15 mg (n=24) 38.4 (10.2) 15 (63%) 23 (96%) 78.0 (17.1) 1.83 (1.3) 6.5 (5.0) 53 (57) CNM-Au8 30 mg (n=25) 39.6 (7.6) 16 (64%) 24 (96%) 78.6 (17.3) 1.50 (1.1) 3.4 (3.3) 37 (35) Placebo (n=24) 38.1 (8.3) 20 (83%) 22 (92%) 83.0 (23.3) 1.85 (1.4) 6.6 (3.7) 57 (38) All Participants (n=73) 38.7 (8.6) 51 (70%) 69 (95%) 79.9 (19.3) 1.75 (1.5) 5.5 (4.3) 49 (45) Data on File, Clene Nanomedicine, Inc. All participants were diagnosed with stable relapsing remitting MS with chronic optic neuropathy 92% treated with background DMTs (53% monoclonal antibodies, 32% oral)

Pandemic Significantly Impacted Study Conduct Study was ended prematurely due to COVID enrollment challenges (as announced February 2022) Enrolled 73 of 150 planned Underpowered due to limited enrollment Pre-specified statistical threshold set at p=0.10 COVID restrictions precluded direct Sponsor monitoring Objectives Learn from results Evaluate strength of evidence for further MS development Data on File, Clene Nanomedicine, Inc.

modified ITT (mITT) Analysis Population Censored observations included Change in mobility assist device (cane to walker) for T25FW (n=1) Invalid data from 1 of 11 sites (n=9) with LCLA testing execution errors Multiple testing locations with different light boxes and varying ambient lighting conditions In consultation with study Principal Investigator and external experts, all clinical data from the site were excluded Data on File, Clene Nanomedicine, Inc.

CNM-Au8 treatment significantly improved vision Primary outcome - low contrast letter acuity (LCLA) LCLA in the Affected Eye Data on File, Clene Nanomedicine, Inc. mITT excludes one site where data inconsistencies were observed in both active and placebo participants LCLA 2.5% Contrast

CNM-Au8 demonstrated global neurological improvement by the modified MS functional composite

LCLA

SDMT

9HPT

T25FWT


25 Feet

Lead 2nd EP | (m)MFSC Composite Mean Standardized Change (6-domain)


LCLA affected/fellow, 9HPT dominant/non-dominant, SDMT, T25FW
(mITT Population, LS Mean ± SEM)
Week 48 LS-Mean Difference = 0.28
95% CI = 0.04 to 0.52
p = 0.0207
LS-Mean Change from Baseline
(6-Domain Mean Z-Score)
0.6
0.5
0.4
0.3
0.2
0.1
0.0
-0.1
0
12
24
36
48
Weeks
(Post-Randomization)
CNM-Au8
Placebo

9

CLENE NANOMEDICINE

Data on File, Clene Nanomedicine, Inc. mITT excludes one site where data inconsistencies were observed in both active and placebo participants

CNM-Au8 neurological improvement was driven by cognition, manual dexterity, and low contrast vision LCLA SDMT 9HPT T25FWT Data on File, Clene Nanomedicine, Inc. mITT excludes one site where data inconsistencies were observed in both active and placebo participants

2nd EP | mMFSC Averaged Rank Sum Score CNM-Au8 treatment improved functional outcomes Improvement relative to placebo decline Score all subjects versus all other subjects by each mMSFC domain Better function than comparison Same function as comparison Worse function than comparison Data on File, Clene Nanomedicine, Inc. mITT excludes one site where data inconsistencies were observed in both active and placebo participants

Time to repeated clinical improvement was not significant 2nd EP | Time to Repeated Clinical Improvement (Last 2nd EP) Data on File, Clene Nanomedicine, Inc. mITT excludes one site where data inconsistencies were observed in both active and placebo participants

Quantitative physiological biomarkers of Improved axonal and myelin integrity

VISIONARY-MS

The Visual System is a Window into the MS Brain



Retina
Optic Nerve (ON) Lesion
Optic Nerve
Optic Chiasm
Optic Tract
Visual Area of the Thalamus
Optic Radiation (OR) Lesion
Visual Cortex

1. Visual Evoked Potentials (VEP)
    - multifocal Amplitude
    - multifocal Latency
2. Advanced MRI Techniques
    - Diffusion Tensor Imaging
    - Magnetization Transfer Ratio
3. Optical Coherence Tomography
    - Retinal nerve fiber layer thickness
    - Ganglion cell layer thickness

13

Balcer et la. Mult Scler. 2017 Apr;23(5):734-747.

clene NANOMEDICINE

CNM-Au8 improved visual information processing Multi-focal VEP amplitude – marker of axonal integrity Increased Amplitude (Signal Strength) Data on File, Clene Nanomedicine, Inc.

CNM-Au8 improved myelin integrity Multi-focal VEP latency – marker of remyelination Increased Conduction Velocity (Signal Speed) Supports Remyelination or Enhanced Functional Myelin Integrity Data on File, Clene Nanomedicine, Inc.

CNM-Au8 improved axonal integrity Structural MRI marker of fractional anisotropy Data on File, Clene Nanomedicine, Inc. DTI Diffusion Patterns

CNM-Au8 improved magnetization transfer ratio Increased myelin integrity throughout the brain Data on File, Clene Nanomedicine, Inc.

CNM-Au8 preserved retinal structure Protection of retinal nerve fiber & ganglion cell layers Data on File, Clene Nanomedicine, Inc.

Safety Summary Treatment Emergent Adverse Events (TEAEs) CNM-Au8 15 mg number (%) CNM-Au8 30 mg number (%) Placebo number (%) Subjects with any TEAE 21 (88%) 25 (100%) 22 (92%) Subjects with SAE 1 (4%) 2 (8%) 2 (8%) Subjects with Related TEAEs 2 (8%) 5 (20%) 2 (8%) Subjects Discontinued due to TEAE -- 1 (4%) 1 (4%) CNM-Au8 treatment was safe and well-tolerated Treatment emergent adverse events (TEAEs) were predominantly mild-to-moderate and transient No dose limiting adverse events; no related serious adverse events Data on File, Clene Nanomedicine, Inc. Placebo SAEs: (1) Lentigo maligna melanoma, (2) pregnancy; CNM-Au8 15mg SAEs: (1) Pneumonia, bacteremia (staph aureus), endocarditis; CNM-Au8 30mg SAEs: (1) Ketamine infusion for pain and paracetamol overdose; (2) deep vein thrombosis (6-months post-discontinuation)

CNM-Au8 Efficacy Summary First therapy to demonstrate global neurological improvement in MS patients on top of background DMT standard of care Independent quantitative biomarkers of myelin and axonal integrity Clinical and functional improvements LCLA vision improvement mMFSC global neurological improvement VEP amplitude & latency improvements Preservation of retinal structure Structural MRI improvements Data on File, Clene Nanomedicine, Inc.

Conclusions and Next Steps First proof of neuroprotective and remyelinating treatment for MS Multiple signals of clinical and biomarker improvement Clinical neurological function Axonal integrity and neuroprotection Remyelination and myelin integrity Results support advancement into Phase 3 MS clinical development Data on File, Clene Nanomedicine, Inc.

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